UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

CYNGN INC.

(Exact name of registrant as specified in charter)

Delaware	001-40932	46-2007094
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1344 Terra Bella

Mountain View, CA 94043

(Address of principal executive offices) (Zip Code)

(650) 924-5905

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CYN	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information in Item 5.02 below is incorporated into this Item 3.01 by reference. On October 30, 2026, Cyngn Inc. (the “Company”) notified The Nasdaq Stock Market LLC (“Nasdaq”) that, when the resignation of Karen Macleod takes effect, the Audit Committee of the Company’s Board of Directors (the “Board”) will have two members, and the Company will not meet the requirement of Nasdaq Listing Rule 5605(c)(2)(A) that the audit committee have at least three members and at least one member who is financially sophisticated. Under Nasdaq Listing Rule 5605(c)(4)(B), the Company expects to have until the earlier of its next annual meeting of stockholders or November 3, 2027 to regain compliance. The Company intends to regain compliance within that period by expeditiously appointing a qualified independent director to the Board and the Audit Committee.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 26, 2026, Karen Macleod, a member of the Board and Chair of the Board’s Audit Committee, notified the Company of her decision not to stand for re-election as a director at the Company’s 2026 Annual Meeting of Stockholders to be held on November 3, 2026 (the “Annual Meeting”). Ms. Macleod will continue to serve as a director, as Chair of the Audit Committee and as a member of the Compensation Committee and the Nominating and Corporate Governance Committee until her resignation, which she tendered in the same notice and which takes effect upon the closing of the polls for the election of directors at the Annual Meeting. The Board intends to fill the resulting vacancy. Her decision was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2026

CYNGN INC.

By:	/s/ Natalie Russell
Natalie Russell
Chief Financial Officer

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